Ziegler Strategic Income Fund

Investor Class (Nasdaq Symbol: ZLSCX)

Institutional Class (Nasdaq Symbol: ZLSIX)

A series of Trust for Advised Portfolios (“TAP”)

November 26, 2014

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information
dated January 31, 2014,
as supplemented March 24, 2014

This supplement is being provided to inform you that the TAP Board of Trustees approved a change to the Ziegler Strategic Income Fund’s (the “Fund”) investment objective at its November 17th and 18th, 2014 meetings and also approved an increase in the Fund’s ability to invest in corporate loans, including bank loans, to up to 25%.  The purpose of the change is to clarify and consolidate the investment objective, and it will become effective on or after January 25, 2015, which coincides with the Fund’s annual update of its registration statement.

The revised investment objective on page 2 of the Prospectus will be as follows:

The Ziegler Strategic Income Fund seeks to provide a high level of total return, comprised of current income and capital appreciation, while targeting low portfolio volatility.

Please retain this Supplement with your Summary Prospectus.